Provision For Environmental Rehabilitation	12 Months Ended
Dec. 31, 2018
Text block [abstract]
Provision For Environmental Rehabilitation

19. PROVISION FOR ENVIRONMENTAL REHABILITATION

	2018	2017
Beginning balance at January 1	107,874	98,454
Change in estimates	(12,374)	8,350
Accretion	2,305	2,363
Settlements	-	(1,205)
Foreign exchange differences	109	(88)
Ending balance at December 31	97,914	107,874

The provision for environmental rehabilitation (“PER”) represents the present value of estimated costs of legal and constructive obligations required to retire an asset, including decommissioning and other site restoration activities. The majority of these expenditures occur after the end of the life of the related operation. For the Gibraltar Mine, it is anticipated that these costs will be incurred over a period of 100 years beyond the end of the mine life. As at December 31, 2018, the PER was calculated using a pre-tax discount rate of 2.18% (2017 – 2.26%), which is based on the long-term Canadian government bond rate and an inflation rate of 1.70% (2017 – 2.0%) in its cash flow estimates. The decrease in the PER during 2018 is primarily due to a reduction in the inflation rate.

During 2017, the Company submitted an updated decommissioning cost report for the Gibraltar Mine to the BC Ministry of Energy, Mines and Petroleum Resources as a requirement to maintain its permits in good standing. The underlying cost assumptions supporting the 2017 decommissioning report reflect management’s best estimate for closure costs and were incorporated into the PER. Estimates are reviewed regularly and there have been adjustments to the amount and timing of cash flows as a result of updated information. Assumptions are based on the current economic environment, but actual rehabilitation costs will ultimately depend upon future market prices for the necessary decommissioning work required, which will reflect market conditions at the relevant time. Furthermore, the timing of rehabilitation will depend on when the mine ceases production which, in turn, will depend on future metal prices, operating conditions and many other factors which are inherently uncertain.

The Company has provided deposits and other financial security for its reclamation obligations which is held in trust by the regulatory authorities. Security for reclamation obligations is returned once the site is reclaimed to a satisfactory level and there are no ongoing monitoring or maintenance requirements. The Company has provided total reclamation security of $36,284 for its 75% share of the Gibraltar Mine, in the form of reclamation deposits and restricted cash (Note 13). The Gibraltar reclamation deposits of $28,784 are held in a trust account and include investments in Canadian government bonds, guaranteed investment certificates and cash. The restricted cash of $7,500 (Note 13) represents the Company’s share of cash security for a letter of credit issued by the Gibraltar Joint Venture as security for reclamation obligations at the Gibraltar Mine. For the Florence Copper project, the Company has issued security for reclamation bonds totaling $8,676, which is supported by surety bonds of an insurance company. The Company has provided cash collateral of $2,208 to the surety provider and these amounts are classified as reclamation deposits (Note 13).